SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 15, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             ROPER INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                1-12273                            51-0263969
       (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

             2160 Satellite Blvd., Suite 200, Duluth, Georgia 30097
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (770) 495-5100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                   160 Ben Burton Road, Bogart, Georgia 30622
                                (FORMER ADDRESS)


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ITEM 9. REGULATION FD DISCLOSURE.

On January 15, 2003, Roper Industries, Inc. (the "Registrant") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended October 31, 2002 (the "Report"). The Report was accompanied by the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, which appear below.

                                  Certification

      Pursuant to 18 U.S.C. ss.1350, the undersigned officer of Roper Industries, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 15, 2003         /s/ Brian D. Jellison
                              --------------------------------------------------
                              Name: Brian D. Jellison
                              Title:  President and Chief Executive Officer


                                  Certification

      Pursuant to 18 U.S.C. ss.1350, the undersigned officer of Roper Industries, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 15, 2003         /s/ Martin S. Headley
                              -------------------------------------------------
                              Name: Martin S. Headley
                              Title:  Vice President and Chief Financial Officer

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Roper Industries, Inc.
         -----------------------------------------
             (Registrant)


         By:   /s/ Martin S. Headley
             -------------------------------------
             Martin S. Headley, Vice President and
             Chief Financial Officer                      Date: January 16, 2003